Events after the Reporting Date	12 Months Ended
Jun. 30, 2018
Events After Reporting Date
Events after the Reporting Date

Note 21. Events after the Reporting Date

On 29 June 2018, the Company announced to the market two major changes to the board. Effective 01 July, 2018, the Company appointed a non-executive director, Mr. Richard J Berman and the resignation of the joint company secretary Mr. Peter Vaughan.

On 1 July 2018, the Company issued 1,000,000 unlisted employee stock options to a key management personnel, Dr. Jerry Kanellos.

On 1 July 2018, the Company granted 2,000,000 unlisted options to Mr. Richard J Berman, subject to the shareholder approval.

On 11 July 2018, the Company announced that the European Patent Office (EPO) has decided to grant a patent for the use of composition for the treatment of Non-alcoholic steatohepatitis (NASH). This patent (EPO Grant No. 2424890) is entitled “Anti-LPS enriched immunoglobulin preparations for the treatment and/or prophylaxis of a pathologic disorder”). This patent is due to Expire in April 2030, with potential for supplementary protection and extension of this monopoly.

On 16 July 2018, the Company announced an update towards the research collaboration with the US Department of Defense Research going ahead. The report confirmed that Travelan pre-clinical shigellosis challenge studies in non-human primates (NHP) successfully completed, resulted in prevention of clinical shigellosis in 75% of Travelan treated NHPs compared to placebo. Studies were commissioned by the US Department of Defense to evaluate Travelan®’s ability to neutralise pathogenic bacteria of interest, including Campylobacter, ETEC and Shigella.

No other matter or circumstances has arisen since 30 June 2018 that has significantly affected, or may significantly affect the Group’s operations, the results of those operations, or the Group’s state of affairs in future financial years.